SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free Insured Fund -- Class A Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance):  9/20/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,021    N/A          $996

T   =  Average Annual
       Total Return              2.13%     N/A          -0.22%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $945,354

Expenses                         $143,442

Reimbursement                    $0

Average shares                   12,356,552

NAV                              $14.86

Sales Charge                     4.75%

POP                              $15.60

Yield at POP                     5.05%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.05%               5.05
 ------       =      ------              =    8.36%
 1-39.6%              .604%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax-Free Insured Fund -- Class B Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance): 9/9/85


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,015      $1,363    $2,191

T   =  Average Annual
       Total Return              1.53%       6.39%     8.26%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,946,323

Expenses                         $505,008

Reimbursement                    $0

Average shares                   25,424,740

NAV                              $14.87

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.62%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.62%               4.62%
 ------       =      ------              =    7.65%
 1-39.6%              .604%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax-Free Insured Fund - Class M Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance): 6/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $959

T   =  Average Annual
       Total Return              N/A       N/A          -4.11%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $29

Expenses                         $6

Reimbursement                    $0

Average shares                   387

NAV                              $14.86

Sales Charge                     3.25%

POP                              $15.36

Yield at POP                     4.87%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.85%               4.85%
 ------       =      ------              =    8.03%
 1-39.6%              .604%